                  AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

     THIS AMENDMENT NO. 1 to the Asset Purchase Agreement (this "Amendment") made as of October 27, 1995 by and among United Telemanagement Services, Inc., a Delaware corporation with an office at 655 Third Avenue, New York, New York 10017 ("UTS"), Quest United, Inc., a Delaware corporation with a mailing address at c/o UTS, 655 Third Avenue, New York, New York 10017, Quest America Management, Inc., a Delaware corporation with an office at 10 Post Office Square, Boston, Massachusetts 02109, Edward H. Lavin, Jr., residing at 100 North Ocean Boulevard, Delray Beach, Florida 33483, J. Thomas Elliott, residing at 7 Shoreline Point Drive, The Woodlands, Texas 77381, and Quest America, LP, a Delaware limited partnership with an office at 10 Post Office Square, Boston, Massachusetts 02109.

                                  WITNESSETH:

     WHEREAS, the parties hereto are parties to that Asset Purchase Agreement dated as of June 13, 1995 ("Asset Purchase Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings as set forth in the Asset Purchase Agreement; and

     WHEREAS, the parties hereto desire to enter into this Amendment to amend certain provisions of the Asset Purchase Agreement including, without limitation, the purchase price payable for the Assigned Business and the Assigned Assets.

                                     TERMS


     In consideration of the mutual covenants contained herein and good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties to this Amendment hereby agree as follows:

     1. Amendments to Asset Purchase Agreement. The Asset Purchase Agreement is hereby amended as follows:

         (a) The second recital appearing on page 2 of the Asset Purchase Agreement is hereby amended by deleting the phrase "in exchange for shares of Common Stock (as hereinafter defined)" appearing on the 6th and 7th lines thereof and replacing such phrase with the following: "Newco's agreement to assume such stated liabilities."

         (b) The defined term "Instructions" appearing on page 4 of the Asset Purchase Agreement is hereby deleted in its entirety.

         (c) The defined term "Options" appearing on page 5 of the Asset Purchase Agreement is hereby deleted in its entirety.

         (d) The terms "PSC" and "PSC Approval" appearing on page 5 of the Asset Purchase Agreement are hereby deleted in their entirety.

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

         (e) The defined terms "Stockholders' Agreement" and "Stockholders' Agreement Amendment" appearing on page 6 of the Asset Purchase Agreement are hereby deleted in their entirety.

         (f) Section 2.1 of the Asset Purchase Agreement is amended by (i) deleting the phrase "the shares of Common Stock to be issued by UTS (and delivered by Newco) to Elliott and Lavin pursuant to the Instructions and in accordance with Section 2.4 hereof, the $738,000 promissory note of" is hereby deleted from the second, third and fourth lines of Section 2.1 of the Asset Purchase Agreement on page 7 thereof and in lieu thereof inserting the following: ", that certain $738,000 promissory note to be issued by Quest in connection with the actions described in clauses (A) and (B) of Section 2.5.1 below and assumed by" and (ii) deleting the last line thereof and in lieu thereof inserting the following: "of Quest set forth on Schedule 2.1 hereto and each liability of Quest not in excess of $10,000 incurred after the date hereof through the Closing Date in the ordinary course of Quest's business consistent with its past practice (the "Stated Liabilities").".

         (g) Section 2.4 of the Asset Purchase Agreement is amended as follows:

             (i) Section 2.4.1 shall be deleted in its entirety and replaced by the following: "[Intentionally Omitted.]"; and

             (ii) Section 2.4.2 thereof shall be amended by deleting the first, second and third lines thereof in their entirety and replacing such lines with the

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

following: "Until the Closing (as defined below), UTS shall make bi-weekly loans to Quest to".

         (h) Section 2.5 of the Asset Purchase Agreement is amended by deleting the last three lines of Section 2.5.1 thereof in their entirety and replacing such lines with the following: "and (C) Quest shall liquidate and shall thereafter dissolve (collectively, the "Related Transactions")".

         (i) Sections 2.6 and 2.7 of the Asset Purchase Agreement are each deleted in their entirety and replaced by the following: "[Intentionally Omitted.]".

         (j) Section 3.1 of the Asset Purchase Agreement is hereby amended by deleting in its entirety the first line of page 15 thereof and in lieu thereof inserting the following: "10022, on October 13, 1995 (the "Closing Date"), or on such".

         (k) Section 3.2.14 of the Asset Purchase Agreement is deleted in its entirety and replaced by the following: "[Intentionally Omitted.]".

         (l) Section 3.3.2(B) of the Asset Purchase Agreement is hereby deleted in its entirety and replaced by the following: "[Intentionally Omitted.]".

         (m) Section 3.3.3 of the Asset Purchase Agreement is hereby deleted in its entirety and replaced by the following: "[Intentionally Omitted.]".

         (n) Section 3.5 of the Asset Purchase Agreement is hereby deleted in its entirety and replaced by the following: "[Intentionally Omitted.]".

         (o) Section 3.6.2(B) of the Asset Purchase Agreement is hereby deleted in its entirety and replaced by the following: "[Intentionally Omitted.]".

         (p) Section 3.7 of the Asset Purchase Agreement is hereby deleted in its entirety and replaced by the following: "[Intentionally Omitted.]".

         (q) Each of Sections 4.23, 4.24, 4.25, 4.26 and 4.27 of the Asset Purchase Agreement are hereby deleted in its entirety and replaced by the following: "[Intentionally Omitted.]".

         (r) Section 5.3 of the Asset Purchase Agreement is amended by deleting the phrase "except for the PSC Approval, no" on the first line thereof replacing such phrase with the following: "No".

         (s) Each of Section 6.1.1 and Section 6.1.2 of the Asset Purchase Agreement is hereby deleted in its entirety and replaced by the following:
"[Intentionally Omitted.]".

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

         (t) Section 7.1.7 through Section 7.1.11 inclusive and Section 7.2 of the Asset Purchase Agreement are hereby deleted in their entirety and each of such Sections is replaced with the following: "[Intentionally Omitted.]".

         (u) Section 8.8 of the Asset Purchase Agreement is hereby deleted in its entirety and replaced by the following: "[Intentionally Omitted.]".

         (v) Section 9.1 of the Asset Purchase Agreement is hereby amended by deleting Sections 9.1.2, 9.1.5, 9.1.6 and 9.1.9, in their entirety and placing each of such Sections with the following "[Intentionally Omitted.]"; and Section
9.1.13 of the Asset Purchase Agreement is hereby amended and restated in its entirety to read as follows: "9.1.13. Dissolution Certificates. The Dissolution Certificates shall have been executed and delivered to Newco."

         (w) Section 9.2 of the Asset Purchase Agreement is hereby amended by deleting Sections 9.2.1, 9.2.3, and 9.2.8 thereof in their entirety and replacing each of such Sections with the following: "[Intentionally Omitted.]".

         (x) Section 11.3 of the Asset Purchase Agreement is hereby deleted in its entirety and replaced with the following: "11.3 Security. The obligations contained in Section 11.1 hereof shall be guaranteed by the Stockholders as more fully set forth in the Guaranty Agreement and shall be secured by a pledge of certain securities as set forth in the

Guaranty Agreement.".

         (y) All cross-references in the Asset Purchase Agreement to any Sections and/or Exhibits deleted by this Amendment shall be considered deleted from the Asset Purchase Agreement and the remaining text of any provision of the Asset Purchase Agreement which contain such cross-reference shall be construed as if such cross-reference did not exist.

         (z) Exhibit G to the Asset Purchase Agreement is hereby amended and restated in its entirety and shall be in the form of Annex A annexed to this Amendment.

         (aa) The heading of Section 2 shall be amended and restated to read as follows: "SECTION 2. SALE OF ASSETS; CAPITALIZATION OF NEWCO; RELATED TRANSACTIONS.".

         (bb) The heading of Section 7 shall be amended and restated to read as follows: "SECTION 7. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS.".

     2. Waiver of Certain Closing Conditions. Newco and UTS hereby waive the deliveries at the Closing contemplated by Section 3.3.1 of the Asset Purchase Agreement; and Elliot and Lavin each hereby waives the deliveries at the Closing contemplated by Section 9.1.6 of the Asset Purchase Agreement.

     3. Termination of Letter Agreement. With respect to that certain side letter agreement dated as of June 13, 1995 executed and delivered in connection with the execution and delivery of the Asset Purchase Agreement concerning the treatment of certain of the Stated Liabilities, all of the parties' rights, duties and obligations thereunder are hereby terminated of no further force and effect, and such letter agreement shall be void ab initio.

     4. Balance of Asset Purchase Agreement Unchanged. Other than as set forth in this Amendment, the Asset Purchase Agreement shall remain unchanged and in full force and effect.

     5. Counterparts. If the Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts shall constitute just one instrument.

     6. Governing Law. The provisions of the Amendment and all the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the substantive laws of the State of New York applicable to agreements negotiated and executed wholly within such state, without regard to its principles of conflicts of law. The parties hereto acknowledge that this governing law provision shall replace Section 14.6 of the Asset Purchase Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                             United Telemanagement Services, Inc.


                             By:  /s/  Thomas C. Brandenburg
                                  ----------------------------------------------
                                  Thomas C. Brandenburg, Chief Executive Officer




                             Quest United, Inc.


                             By:  /s/  Thomas C. Brandenburg
                                  ----------------------------------------------
                                  Thomas C. Brandenburg, Chairman of the Board




                             Quest America Management, Inc.


                             By:  /s/  Edward H. Lavin, Jr.
                                  ----------------------------------------------
                                  Edward H. Lavin, Jr., President




                             Quest America, LP


                             By:  Quest America Management, Inc.


                                  By:  /s/  Edward H. Lavin, Jr.
                                       -----------------------------------------
                                       Edward H. Lavin, Jr., President



                             By:  Quest West, Inc.


                                  By:  /s/  John M. Orehek
                                       -----------------------------------------




                              Edward H. Lavin, Jr.


                              /s/  Edward H. Lavin, Jr.
                              --------------------------------------------------




                              J. Thomas Elliott


                              /s/  J. Thomas Elliot
                              --------------------------------------------------



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